Exhibit 10.1

AMENDMENT AND CONSENT NO. 16

Amendment and Consent No. 16 to Revolving Credit Agreement (this “Amendment”), dated as of February 4, 2008, among FirstCity Financial Corporation (the “Borrower”); the financial institutions (each a “Lender” and collectively, the “Lenders”) party to that certain Revolving Credit Agreement, dated as of November 12, 2004 (as heretofore amended or otherwise modified, the “Loan Agreement”), among the Borrower, the Lenders and Bank of Scotland acting through its New York branch, as Agent for the Lenders (the “Agent”); and the Agent.

W I T N E S S E T H :

WHEREAS, the Borrower has advised the Agent that it desires to buy back (the “Buyback”) up to 1,500,000 shares of its outstanding common stock (the “Subject Shares”); and

WHEREAS, the Borrower has advised the Agent that it desires that up to $12,000,000 of the Buyback Price be paid with proceeds of a Working Capital Loan under the Loan Agreement or other available cash; and

WHEREAS, the parties hereto previously executed and delivered Consents No. 8 and No. 14 with respect to the Buyback; and

WHEREAS, the Borrower has, through February 1, 2008, acquired 651,500 shares of common stock of Borrower for an aggregate repurchase price of $6,555,769.17 to effect the Buyback; and

WHEREAS, the Borrower has advised the Agent that it desires to extend the period for the Buyback to August 30, 2009 and use up to $5,444,230.83 of Working Capital Loan Proceeds under the Loan Agreement, other available cash or Subordinated Debt to complete the Buyback; and

WHEREAS, Section 8.11 of the Loan Agreement prohibits, among other things, the redemption or purchase by the Borrower of its outstanding common stock, and Section 2.1(b) and Section 8.15 of the Loan Agreement restrict the use of proceeds of Working Capital Loans to working capital purposes; and

WHEREAS, Section 7.1(a) of the Loan Agreement requires the Borrower to deliver to the Lenders monthly financial statements; and

WHEREAS, the Borrower has failed to deliver monthly financial statements required by such Section 7.1(a) and requests a waiver of the Event of Default resulting from such failure; and

WHEREAS, the Lenders are willing to grant such waiver and further to amend the Loan Agreement to delete Section 7.1(a) therefrom; and

WHEREAS, the Lenders are willing to consent to the foregoing on and subject to the terms hereof.

NOW THEREFORE, it is agreed:

1.             Definitions.  All the capitalized terms used herein which are defined in the Loan Agreement shall have the same meanings when used herein unless otherwise defined in the recitals to this Amendment.

2.             Effect of Amendment.  As used in the Loan Agreement (including all Exhibits thereto), the Notes and the other Loan Documents and all other instruments and documents executed in connection with any of the foregoing, on and subsequent to the Amendment Closing Date, any reference to the Loan Agreement shall mean the Loan Agreement as amended hereby.

3.             Representations and Agreements.  To induce the Lenders to enter into this Amendment and to grant the consents contained herein, the Borrower hereby represents and warrants to the Lenders (which representations and warranties are made as of the date hereof and as of the Amendment Closing Date) and agrees for the benefit of the Lenders (which representations, warranties and agreements shall survive the execution, delivery and effectiveness of this Amendment), as follows:

(a)           No Default or Event of Default exists nor, after giving effect to the consents contained herein, will any Default or Event of Default arise as a result of the consummation of the Buyback.

(b)           Each representation and warranty made by the Borrower in the Loan Documents is true and correct.

(c)           The execution and delivery of this Amendment by the Borrower and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action.  The Buyback has been duly authorized by all necessary corporate action and upon acquisition of the Subject Shares such shares shall be held as treasury stock by the Borrower and the capital of the Borrower shall be reduced accordingly.

(d)           This Amendment is the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(e)           No Material Adverse Change has occurred since November 12, 2004.

4.             Requests.  Borrower hereby requests that the Lenders consent, (i) for purposes of Section 8.11 of the Loan Agreement, to the extension of the Buyback to August 30, 2009 and (ii) for purposes of Section 2.1(b) and Section 8.15 of the Loan Agreement, to the application of up to $5,444,230.83 of Working Capital Loan proceeds under the Loan Agreement, other available cash and Subordinated Debt toward payment of the price of the Buyback after the date hereof.  Borrower hereby requests that the Lenders (a) waive any Event of Default resulting from the failure of the Borrower to deliver the monthly financial statements required by Section 7.1(a) of the Loan Agreement and (b) agree to an amendment of the Loan Agreement to remove Section 7.1(a) therefrom.

5.             Consents and Waivers.  In reliance upon the representations, warranties and agreements set forth herein, the Lenders hereby (w) consent to the extension of the Buyback and to the application of up to $5,444,230.83 after February 1, 2008 of Working Capital Loan proceeds under the Loan Agreement or other available cash toward payment of the price of the Buyback, to use of Subordinated Debt toward payment of the price of the Buyback and waive any provision of Sections 2.1(b), 8.11 or 8.15 of the Loan Agreement to the contrary; provided, however, (i) such Buyback shall occur prior to August 30, 2009, (ii) upon acquisition of the Subject Shares such shares shall be held as treasury stock by the Borrower and the capital of the Borrower shall be reduced accordingly, (x) waive any Event of Default arising from the Borrower’s failure at any time to deliver the monthly financial statements required by Section 7.1(a) of the Loan Agreement and (y) agree to the amendment described in Section 6 of this Amendment.

6.             Amendment.  In reliance upon the representations, warranties and agreements set forth herein, as of the date hereof, the Loan Agreement is hereby amended by amending and restating in their entirety Section 7.1(a) and Section 7.1(e) thereof to read as follows:

                                “(a) Intentionally deleted.”

“(e)  Concurrently with delivery to its stockholders, copies of all financial and other information delivered by Borrower to such Persons, including without limitation, its proxy statements and annual reports to stockholders.  Within two (2) Business Days after delivery to the SEC by Borrower, which in all cases shall be on a timely basis in accordance with the applicable document and the Securities Laws, copies of all reports and other filings filed by Borrower with the SEC, including without limitation, all reports on Forms 10K, 10Q or 8K promulgated under the Securities Exchange Act of 1934, as amended, and all registration statements filed under the Securities Act of 1933, as amended; provided that, without limiting or waiving any failure to comply with the delivery requirements set forth in this 7.1(e), in the event the Borrower’s Form 10Q is not timely filed with the SEC, the Borrower shall deliver to Agent and each Lender within two (2) Business Days after such Form 10Q was due, a consolidated and consolidating balance sheet of Borrower and the other members of the Consolidated Group as at the end of the quarterly period to which such 10Q applies, and the related statement of operations for such period, all certified by the CFO of Borrower and each other member of the Consolidated Group as being prepared in accordance with GAAP and to present fairly the financial position and results of operation for such period;”

7.             Effectiveness.  This Amendment shall become effective as of the date hereof when each of the following conditions (the first date on which all such conditions have been so satisfied (or so waived) is herein referred to as the “Amendment Closing Date”) has been fulfilled to the satisfaction of the Agent (or waived by the Agent in its sole discretion):

(a)           the Borrower, the Lenders and the Agent shall have executed a copy hereof,  and delivered the foregoing to the Agent at 565 Fifth Avenue, New York, New York 10017 (Attention: Loans Administration);

(b)           on the Amendment Closing Date, both before and after giving effect to the transactions contemplated by this Amendment to be effective on the Amendment Closing Date, no Material Adverse Change shall have occurred since November 12, 2004;

(c)           no Default or Event of Default shall exist;

(d)           each representation and warranty made by the Borrower in the Loan Agreement and the other Loan Documents shall be true and correct in all material respects as of the Amendment Closing Date with the same effect as though made at and as of such date (except for those that specifically speak as of a prior date); and

                (e)           each of the Guarantors shall have executed a confirming consent, substantially in the form attached hereto as Annex A or otherwise satisfactory to the Agent, and delivered the same to the Agent at 565 Fifth Avenue, New York, New York 10017 (Attention:  Loans Administration) or such other place directed by the Agent.

8.             Ratification and Release. The Borrower does hereby remise, release and forever discharge the Agent and the Lenders and each of their respective affiliates, successors, officers, directors, employees, counsel and agents, past and present, and each of them, of and from any and all manner of actions, and causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, judgments, claims and demands whatsoever in law or in equity, which against the Agent, the Lenders or any of their respective affiliates, successors, officers, directors, employees, counsel or agents, or any one or more of them, the Borrower ever had, now has, or hereafter can, shall or may have for or by reason of any cause, matter or thing that occurred or did not occur on or prior to the Amendment Closing Date with respect to the Loan Agreement, this Amendment or any Security Document or other Loan Document, any previous version hereof or thereof or any proposed amendment or waiver hereof or thereof.

9.             Limited Nature of Consents.  The consents and waivers (if any) set forth herein are limited precisely as written and shall not be deemed to prejudice any right or rights which the Agent or the Lenders may now have or may have in the future under or in connection with the Loan Agreement or any of the other Loan Documents.  Except as expressly consented to herein, the terms and provisions of the Loan Agreement and all other Loan Documents remain in full force and effect.

10.           THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

11.           THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE MATTERS COVERED HEREBY AND THEREBY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

12.           Counterparts. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument. Telecopied signatures hereto shall be of the same force and effect as an original of a manually signed copy.

13.           Headings. The descriptive headings of the various provisions of this Amendment are for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

[Signature Page Follows]

                IN WITNESS WHEREOF,  the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first shown.

BANK OF SCOTLAND, acting through its New York
branch, as Agent and as a Lender

By
Name:
Title:

FIRSTCITY FINANCIAL CORPORATION

By
Name:
Title:

Annex A

CONFIRMING CONSENT

                Reference is hereby made to the foregoing Amendment and Consent No. 16 (the “Amendment”) to the Revolving Credit Agreement dated as of November 29, 2007 among the Borrower, the Lenders and the Agent (said agreement, as from time to time amended or otherwise modified, the “Agreement”).

                Each Guarantor hereby consents to the terms and provisions of the Amendment and confirms and acknowledges that:

(a)  its obligations under the Loan Documents to which it is a party remain in full force and effect; and

                (b)  its consent and acknowledgement hereunder is not required under the terms of such Loan Documents and any failure to obtain its consent or acknowledgment in connection herewith or with any subsequent consent, waiver or amendment to the Agreement or any of the other Loan Documents will not affect the validity of its obligations under the aforesaid Loan Documents or any other Loan Document, and this consent and acknowledgement is being delivered for purposes of form only.

                Capitalized terms used herein and not otherwise defined have the same meanings as in the Agreement.  This Consent is dated as of the Amendment Closing Date (as defined in the Amendment).

FIRSTCITY COMMERCIAL CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FC CAPITAL CORP.

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY CONSUMER LENDING CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY EUROPE CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY HOLDINGS CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY HOLDINGS CORPORATION OF MINNESOTA

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY INTERNATIONAL CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY MEXICO, INC.

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY SERVICING CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

BOSQUE ASSET CORP.

By:
Name: James C. Holmes
Title: Executive Vice President

BOSQUE LEASING, L.P.

By:
Name: James C. Holmes
Title: Executive Vice President

BOSQUE LEASING GP CORP.

By:
Name: James C. Holmes
Title: Executive Vice President